UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 24, 2013

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, Reinsurance Group of America, Incorporated (the “Company”) entered into an Underwriting Agreement with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), dated September 19, 2013, pursuant to which the Company agreed to issue and sell to the Underwriters $400 million aggregate principal amount of its 4.70% Senior Notes due 2023 (the “Notes”).

On September 24, 2013, the parties completed the offering, and the Notes were issued pursuant to an Indenture (the “Original Indenture”), dated as of August 21, 2012, by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by a Second Supplemental Indenture, dated as of September 24, 2013 (the “Supplemental Indenture” and, together with the Original Indenture as so supplemented, the “Indenture”). The Notes are unsecured and unsubordinated obligations of the Company and rank equally with all of the Company’s existing and future unsecured and unsubordinated indebtedness from time to time outstanding.

The Notes bear interest at the rate of 4.70% per year. Interest on the Notes is payable semiannually in arrears on March 15 and September 15 of each year, commencing March 15, 2014. The Notes will mature on September 15, 2023.

The Company may redeem the Notes for cash in whole, at any time, or in part, from time to time, prior to maturity, at a redemption price equal to the greater of:

•	100% of the principal amount of the Notes to be redeemed, and

•	as determined by a quotation agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of those payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semi-annual basis at a specified adjusted treasury rate plus 30-basis points plus accrued interest thereon to the date of redemption, as provided in the Indenture.

Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date.

The Indenture contains covenants that, among other things, restrict the Company’s ability to incur indebtedness secured by a lien on the voting stock of any restricted subsidiary, limit the Company’s ability to issue or otherwise dispose of shares of capital stock of any restricted subsidiary and limit the Company’s ability to consolidate with or merge into, or transfer substantially all of its assets to, another corporation, subject in each case to important exceptions, as specified in the Indenture.

The Indenture contains customary event of default provisions, including an acceleration of the maturity of any indebtedness of the Company, in excess of $100 million, if such failure to pay is not discharged or such acceleration is not annulled within 15 days after due notice. This cross-acceleration provision is the same as the comparable provision relating to the Company’s 6.45% Senior Notes due 2019 (the “2019 Notes”) and the Company’s 5.000% Senior Notes due 2021 (the “2021 Notes”) but is less restrictive than the comparable provision relating to the Company’s 5.625% Senior Notes due 2017 (the “2017 Notes”) which has a cross-acceleration threshold of $50 million. As a result, holders of the Notes may not have a cross-acceleration right and remedy when holders of the 2017 Notes do. Furthermore, the definition of “event of default” in the Indenture will not contain a cross payment provision, which is the same as the “event of default” definition relating to the 2021 Notes, but less restrictive than the “event of default” definition relating to the 2017 Notes and the 2019 Notes which both contain a cross payment provision.

The public offering price of the Notes was 99.623% of the principal amount. The Company received net proceeds (before expenses) of approximately $395,892,000 and will use such proceeds for general corporate purposes.

The Notes were offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration Nos. 333-176104, 333-176104-01 333-176104-02) under the Securities Act of 1933, as amended, which became effective upon filing with the Securities and Exchange Commission (the “SEC”) on August 5, 2011. The Company has filed with the SEC a prospectus supplement, dated September 19, 2013, together with the accompanying prospectus, dated August 5, 2011, relating to the offering and sale of the Notes.

The foregoing description of the Original Indenture, the Supplemental Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference.

The Trustee is the Indenture trustee, and will be the principal paying agent and registrar for the Notes. The Company has entered, and from time to time may continue to enter, into banking or other relationships with the Trustee or its affiliates. For example, the Trustee (i) is successor trustee of the indentures relating to the 2017 Notes, the 2019 Notes, the 2021 Notes, and the Company’s 6.75% Junior Subordinated Debentures due 2065, (ii) is trustee of the indenture relating to the Company’s 6.20% Fixed-to-Floating Rate Subordinated Debentures due 2042, (iii) is a lender under the Company’s syndicated revolving credit facility, dated December 15, 2011, and (iv) provides other banking and financial services to the Company.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Notes and the Indenture set forth in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: September 24, 2013	By:	/s/ Jack B. Lay
Jack B. Lay
Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of August 21, 2012, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 21, 2012).

4.2	Second Supplemental Indenture, dated as of September 24, 2013, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3	Form of 4.70% Senior Note due 2023 (incorporated by reference from Exhibit A to the Second Supplemental Indenture filed as Exhibit 4.2 hereto).

5.1	Opinion of Bryan Cave LLP

23.1	Consent of Bryan Cave LLP (included in Exhibit 5.1)